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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 ______________

                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of Earliest Event Reported):    October 25, 2000

                               VIRATA CORPORATION

             (Exact Name of Registrant as Specified in its Charter)


            DELAWARE                       000-28157                        77-0521696
(State or Other Jurisdiction of    (Commission File Number)     (IRS Employer Identification No.)
         Incorporation)

                        2933 BUNKER HILL LANE, SUITE 201
                         SANTA CLARA, CALIFORNIA  95054

              (Address of Principal Executive Offices) (Zip Code)


      Registrant's Telephone Number, Including Area Code:  (408) 566-1000

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Item 5.  Other Events.
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     Second Quarter Revenues

     On October 25, 2000, the Registrant announced its fiscal 2001 second quarter revenues for the period ended October 1, 2000. Attached hereto as
Exhibit 99.1 and incorporated by reference herein is financial information for the Registrant for the first quarter ended October 1, 2000. Also attached hereto as Exhibit 99.2 and incorporated by reference herein is a script of the presentation given by management during the earnings conference call on October 25, 2000.

Item 7.    Financial Statements, Pro Forma and Exhibits.
-------    ---------------------------------------------

(a)  Financial Statements of Business Acquired.

     Not applicable.

(b)  Pro Forma Financial Information.

     Not applicable.

(c)  Exhibits.

     Exhibit No.    Description
     -----------    -----------

         99.1       Press Release issued October 25, 2000.

         99.2 Script of presentation given by management during the October 25, 2000 earnings conference call.
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                                   Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated as of October 27, 2000

                              VIRATA CORPORATION

                              By:  /s/ Andrew M. Vought
                                 -----------------------------
                                 Andrew M. Vought
                                 Chief Financial Officer
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                                 EXHIBIT INDEX


Exhibit No.     Description
-----------     ------------------------------------------------------------
    99.1        Press Release issued October 25, 2000.

    99.2 Script of presentation given by management during the October 25, 2000 earnings conference call.
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